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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


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                                    AMFM INC.
             (Exact name of Registrant as specified in its charter)

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
               DELAWARE                               001-15145                             75-2247099
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)
---------------------------------------- ------------------------------------- -------------------------------------
         1845 WOODALL RODGERS
          FREEWAY, SUITE 1300                                                                 75201
             DALLAS, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)
---------------------------------------- ------------------------------------- -------------------------------------

       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         In a press release dated September 27, 1999, a copy of which is incorporated herein as Exhibit 99.1, Capstar Communications, Inc. ("Capstar Communications"), an indirect subsidiary of AMFM Inc., announced the commencement of (i) a tender offer (the "Tender Offer") to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes"), and
(ii) the solicitation of consents to proposed amendments to eliminate certain restrictive covenants and to amend certain other provisions of the indenture to which the Notes were issued.

         In a press release dated October 13, 1999, a copy of which is incorporated herein as Exhibit 99.2, Capstar Communications announced the amendment and pricing of the Tender Offer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --     Press release, dated September 27, 1999.(1)
         99.2     --     Press release, dated October 13, 1999.(2)

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(1)      Incorporated by reference to the identically numbered exhibit on the
         Form 8-K of Capstar Communications, filed September 27, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed October 13, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AMFM INC.
                                         (Registrant)



                                         By:   /s/ W. SCHUYLER HANSEN
                                            ------------------------------------
                                               W. Schuyler Hansen
                                               Senior Vice President and Chief
                                               Accounting Officer


Date:    October 13, 1999